First Quarter 2026 Corporate Update May 6, 2026 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements, including statements about the continued execution of PureCycle’s business plan, the expected results of tests and trials, the expected timing of commercial sales, and planned future updates. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements generally relate to future events or PureCycle’s future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.  The forward-looking statements are based on the current expectations of PureCycle’s management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in each of PureCycle’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and PureCycle’s Quarterly Reports on Form 10-Q for various quarterly periods, those discussed and identified in other public filings made with the Securities and Exchange Commission by PureCycle and the following: PCTs’ ability to obtain funding for our operations, future capital requirements and future growth, and to continue as a going concern; PCT’s ability to meet, continue to meet, and comply on an ongoing basis with, the numerous regulatory requirements applicable to our PureFive® resin (as defined below) both generally and in food-grade applications and, more broadly, the operations of our facilities (including in the United States, Europe, Asia and other future international locations); expectations and changes regarding PCT’s strategies and future financial performance, including future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and our ability to invest in growth initiatives, which could be impacted by significant changes to tariffs on foreign imports; the ability of PCT’s first commercial-scale recycling facility in Lawrence County, Ohio (the “Ironton Facility”) to be appropriately certified by Leidos (as defined below), following certain performance and other tests, and commence full-scale commercial operations in a timely and cost-effective manner, or at all; PCT’s ability to meet, and to continue to meet, the requirements imposed upon us and our subsidiaries by the funding for our operations, including the funding for the Ironton Facility and the Planned Facilities (as defined below); PCT’s ability to minimize or eliminate the many hazards and operational risks at our manufacturing facilities that can result in potential injury to individuals, disrupt our business, including interruptions or disruptions in operations at our facilities, and subject us to liability and increased costs; PCT’s ability to complete the necessary funding with respect to, and complete the construction of, the new polypropylene recycling facility in Thailand (the "Thailand Facility"), our first commercial-scale European plant located in Antwerp, Belgium (the "Belgium Facility"), and the purification facility to be built in Augusta, Georgia (the "Augusta Facility" and, together with the Thailand Facility and the Belgium Facility, the “Planned Facilities”) in a timely and cost-effective manner; PCT’s ability to procure, sort and process polypropylene plastic waste at our planned plastic waste prep facilities; PCT’s ability to maintain exclusivity under The Procter & Gamble Company license; the implementation, market acceptance and success of PCT’s business model and growth strategy, which includes our ability to bring a total of one billion pounds of installed polypropylene recycling capability online by 2030, and our ability to meet related construction, regulatory, and financing requirements; the ability to negotiate multi-year offtake agreements at appropriate margins to fund ongoing operations; the possibility that PCT may be adversely affected or potentially impacted by economic, business, and/or competitive factors, including interest rates, availability of capital, economic cycles, and other macro-economic impacts (such as tariffs); changes in the prices and availability of materials (such as steel and other materials needed for the construction of future Feed PreP and purification facilities), including those changes caused by inflation, tariffs and supply chain conditions, such as increased transportation costs and global conflicts, and our ability to obtain such materials in a timely and cost-effective manner; the ability to source feedstock with a high polypropylene content at a reasonable cost, and the temporary spike in prices due to global conflicts such as the current conflict in the Middle East; the development of direct competitors in the recycled polypropylene segment that could impact the demand for PCT’s products; the outcome of any legal or regulatory proceedings to which PCT is, or may become, a party; geopolitical risk and changes in applicable laws or regulations; changes in the prices and availability of labor (including labor shortages), turnover in employees, and increases in employee-related costs; any business disruptions due to political or economic instability, pandemics, or armed hostilities (including the ongoing conflict between Russia and Ukraine and instability in the Middle East); and operational risks associated with the ability to operate the Ironton Facility and the Planned Facilities, as and when operative, at nameplate capacity. PCT undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law. Should one or more of these risks or uncertainties materialize or should any of the assumptions made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

PCT Highlights

Operations

- Record 8.4MM pounds of production
- Ironton turnaround completed ahead of schedule and tracking below budget; targeting higher reliability, production rates, and product quality
- On-site compounding mechanically complete in April

Commercial

- Fifth consecutive quarter of sequential revenue growth
- Continued progress in the application pipeline and branded conversions; multiple branded customer shipments expected to begin in Q2
- PureFive® resin passed qualification for first P&G application and slated for first pellet delivery in Q2; PureFive® resin passed qualification for second application and expected to ship in 2H 2026
- Branded sales pipeline continues to build; currently engaged in various stages with 180 opportunities

Growth

- Thailand Facility currently on track for mechanical completion by end of 2027
- Thailand project financing actively progressing toward final terms and conditions
- Finalized documentation for the €40MM grant from the European Innovation Fund(1)

Funded by the European Union
Emissions Trading System
Innovation Fund

Finance

- Monthly operations spending of $8.8MM, within $8–9MM expectations
- Public and private warrants expiration date extended to March 17, 2027, with redemption trigger price reduced to $14.38 per share, consistent with the Series A warrants

(1) Funded by the European Union. Views and opinions expressed are however those of the author(s) only and do not necessarily reflect those of the European Union or the European Climate, Infrastructure and Environment Executive Agency (CINEA). Neither the European Union nor the granting authority can be held responsible for them.

PURECYCLE™ Overview Operations Commercial Growth Finance 3

Production Records Continue at Ironton

Quarterly rPP Production (MM lbs)


4.3
3.4
7.2
7.5
8.4
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026

Q1 2026 Key Highlights

- Produced 8.4MM pounds in Q1 2026
- Approximately 10MM pounds of feedstock input processed
- Turnaround began April 10, as planned, and was scheduled for 30 days. The mechanical work completed 6 days early and restart has been initiated ahead of schedule
- Turnaround incorporates improvement projects derived from prior rate tests; over 170 total jobs completed targeting capacity, reliability, and quality improvements
- On-site Phase 2 compounding mechanically complete in April; operational commissioning scheduled for May and June – target production of PP film, thermoform and high-impact applications
- Approximately 1.7MM pounds compounded through third-party facilities in Q1

PURECYCLE
Overview Operations Commercial Growth Finance 4

Macro Environment Favorable for Recycled Content

Key Market Data

- Global petrochemical supply disruption has increased both virgin resin and recycled feedstock costs
- Virgin polyolefin prices have moved higher; #5 feedstock bales have moved up at a lesser degree
- Rising virgin resin prices are also expected to improve co-product pricing dynamics

PCT Positioning

- PureCycle feedstock is domestic waste polypropylene from 15+ US suppliers
- Feedstock volume availability has not been directly impacted by global petrochemical disruptions
- While feedstock costs have risen, virgin PP prices have moved higher, accelerating the urgency for customers to find alternative supply options
- Regulatory tailwinds: mandatory recycled content requirements in NJ, CA, and the EU

Macro environment is driving customer urgency to convert

PURECYCLE™ Overview | Operations | Commercial | Growth | Finance 5

Commercial Momentum Building

Results

- On track with prior guidance
- Revenue: $4.1MM in Q1, fifth consecutive quarter of sequential growth
- Pipeline: 180 active opportunities (up from 170+ at year-end, ~100 a year ago)
- Converted eight new customers across multiple product categories during Q1
- Branded pricing tracking above internal targets with numerous starts in Q2

Forward Outlook

- 2026 commercial ramp remains on track driven by:
  - Q1 results achieved expectations
  - Continued pipeline conversion
  - Increased visibility into customer qualification timelines
- Reaffirming 40-50MM lbs. of demand beginning to ramp in Q2/Q3; 20-25MM lbs. of demand beginning to ramp in Q3/Q4
- Internal commercial infrastructure improving — qualification process and supply chain movements are becoming more routine

Commercial momentum is building; Increased confidence in 2026 revenue framework

PURECYCLE™ Overview Operations Commercial Growth Finance 6

P&G: Progress Across Multiple Brands

Tide Detergent Caps on select bottles:

- PureFive® resin passed qualification
- Expect to ship resin in PCT Q2 2026 for commercial production




Tide

Vicks Zzzquil PURE Zzzs child-proof lids

- PureFive® resin passed qualification
- Expect to ship resin in 2H 2026


VICKS
ZzzQuil


NEW LOOK
ZzzQuil
PURE Zzzs
TRIPLE ACTION

Additional applications continue to be qualified

PURECYCLE™
Overview | Operations | Commercial | Growth | Finance | 7

Coffee Lids Commercial with Global Converter

- Plastic Ingenuity is one of the largest custom thermoformers in North America
  - Global company with eight locations across the world
  - Produce packaging for the food, healthcare and retail industries
- Coffee lids available with 25-100% PureFive® resin
- Sustainable lids recently marketed at SPC Impact conference in Nashville
- Roughly 50 billion coffee cups consumed annually in the US (~250-300 billion globally)
- Trials completed on additional food packaging application

> "We're committed to helping our customers reach their sustainability goals without trade-offs. By integrating PureFive® resin, we're able to offer a coffee lid solution with recycled content that meets the same high standards our customers rely on."
>
> **-Zach Muscato**
> Plastic Ingenuity Director of Sustainability and Innovation


INGENUITY


INGENUITY


PURECYCLE™ Overview Operations Commercial Growth Finance 8

Regulations Increasing Interest in PureFive® NJ recycled content application is in review; positive discussions continue to progress with all levels of NJ government NJ resolution would open a phased ramp of 25–50MM pounds of incremental demand as customers progress through qualification and prepare for 2027 regulation changes    NJ recycled content requirement increases to 20% in 2027; food-contact exemption expires January 2027 With APR Certification, PureFive® resin qualifies as recycled content in California under SB54 CA SB54 requirements: 10% source reduction by 2027, 20% by 2030, 25% by 2032 PureCycle is an advantaged, large-scale supplier for food-grade recycled PP Overview Operations Commercial Growth Finance

Project Updates

Ironton Turnaround

- Mechanically complete six days ahead of schedule, with costs tracking below budget
- Improvement projects targeting higher reliability and production rates
- Facility restart is in progress this week; approximately 1 week ahead of schedule



Thailand

- On track for 2027 mechanical completion
- Groundbreaking expected the second half of 2026
- Total investment currently estimated at $250MM
- Thailand project financing actively progressing toward final terms and conditions



Belgium

- Permits expected near year-end 2026
- Construction expected Q1 2027
- Mechanical completion by end of 2028
- Preliminary cost estimates are in line with prior disclosure (~$350MM)
- €40MM European Innovation Fund grant finalized[1]


Funded by the European Union

Gen-2 design work continues to progress with initial estimates remaining encouraging

(1) Funded by the European Union. Views and opinions expressed are however those of the author(s) only and do not necessarily reflect those of the European Union or the European Climate, Infrastructure and Environment Executive Agency (CINEA). Neither the European Union nor the granting authority can be held responsible for them.

PURECYCLE Overview | Operations | Commercial | Growth | Finance | 10

Q1 2026 Financial Results Overview Operations Commercial Growth Finance Adjusted EBITDA Reconciliation (in millions) Q1 2026 Q1 2025 Net Income (Loss) ($33.4) $8.8 Plus: Interest expense $15.4 $15.1 Less: Interest income ($1.4) ($0.4) Plus: Depreciation and amortization $7.4 $7.4 Adjustments: Plus: Equity-based compensation $2.5 $3.4 Plus/(Less): Change in fair value of warrants ($23.0) ($56.7) Plus/(Less): Change in fair value of put option $1.6 ($3.1) Adjusted EBITDA ($30.9) ($25.5) Key Performance Indicators Q1 2026 Q4 2025 Q1 2025 Consolidated Revenue ($MM) $4.1 $2.7 $1.6 Monthly Ops. Spending ($MM) $8.8 $8.2 $8.3 Ironton Purification PureFive Production (MM lbs) 8.4 7.5 4.3 Other Production (MM lbs) 1.3 1.0 0.6 Feedstock Processed (MM lbs) 10.0 8.6 5.1 Beginning with Q1 2026, PureCycle is presenting operational and financial Key Performance Indicators alongside the Adjusted EBITDA reconciliation to provide greater insight into operational and financial trends. These metrics may evolve as the business scales. Other Production includes Co-product 1, Co-product 2, and additional saleable volumes, net of material reprocessed back into the production stream, representing recovered material intended for sale as commercial markets develop.

Q1 2026 Capital Usage & Liquidity Overview Operations Commercial Growth Finance Notes Monthly operations spending of $8.8MM, within $8–9MM expectations (Note: Q1 total of $27.4MM includes $1.3MM annual incentive compensation payout) Debt service of $11.0MM = convertible bond interest + equipment financing Project spend of $13.7MM ran below quarterly expectations, primarily due to timing Outlook FY 2026 project spend is expected to remain $39–45MM, but includes discretionary items Q2 turnaround spend (tracking below budget) Q2 debt service: SOPA bond payment of $9.3M on June 1 ($3.7M principal and $5.6M interest) plus equipment finance Financing $200MM credit facility undrawn, available through September 2027 Warrants extended to March 2027 at $14.38 trigger, representing $273MM potential proceeds Equipment financing payments step down in the second half of 2026 as leases mature $75MM in revenue bonds available to monetize Q4 Total Cash $181.7 Operations Cost (incl. Denver & Feedstock) (12.7) Corporate Expenses (14.7) Total Ongoing Ops. Spend (27.4) Cash from Customers 2.3 Project Related Spend (13.7) Debt Service (11.0) Working Capital & Other (0.9) Q1 Total Cash $131.0

First Quarter 2026 Corporate Update May 6, 2026